UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 3, 2005


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                  0-28538                   13-5630895
     ---------------------------------------------------------------------------
(State or other jurisdiction             (Commission             (IRS Employer
of incorporation)                         File Number)       Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                             80202
 (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code         (303) 296-5600
                                                   -----------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in the press release issued on August 3, 2005, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01       Financial Statements and Exhibits.

         (c) Exhibits.

           Item No.          Exhibit Index
           --------          --------------------------------------------------
           99.1     Press Release dated August 3, 2005 issued by the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TITANIUM METALS CORPORATION
                                     (Registrant)

                                     /s/ Matthew O'Leary
                                     Matthew O'Leary
                                     Corporate Attorney and Assistant Secretary



Date: August 3, 2005

                                INDEX TO EXHIBITS

Exhibit No.                Description

99.1     Press Release dated August 3, 2005.

                                                                   EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           Vice President - Finance and
Denver, Colorado 80202                                 Corporate Controller
                                                   (303) 296-5600

                TIMET AND BOEING ENTER INTO NEW SUPPLY AGREEMENT

     DENVER, COLORADO . . . August 3, 2005 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced today that it has filed a Current Report on Form 8-K with the Securities and Exchange Commission relating to its entry into a new, extended-term agreement with The Boeing Company for supply of titanium products by TIMET to Boeing for commercial aircraft production through 2010. The parties' prior supply agreement was scheduled to expire at year-end 2007. TIMET indicated that the financial impact of this new agreement was factored into the Company's outlook as presented in its Quarterly Report on Form 10-Q for the second quarter of 2005.

     Commenting on the transaction, J. Landis Martin, Chairman, President and CEO of TIMET, noted, "This new agreement secures TIMET's position as a major supplier of titanium to Boeing. Since demand for commercial airplanes continues to improve, we believe this new agreement represents a significant win-win for both companies. We are very pleased to have the opportunity to further solidify the important supply chain partnership that has existed between our two companies since 1997."

     The statements in this release relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information and involve risks and uncertainties, including but not limited to, the cyclicality of the commercial aerospace industry, future global economic conditions, global productive capacity, competitive products and other risks and uncertainties included in the Company's filings with the Securities and Exchange Commission.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.

                                    o o o o o